Execution Version THIRD AMENDMENT TO THE AMENDED AND RESTATED LIMITED WAIVER TO FINANCING AGREEMENT This Third Amendment to the Amended and Restated Limited Waiver to Financing Agreement (this “Amendment”), dated July 28, 2023, is entered into by and among TROIKA MEDIA GROUP, INC., a Nevada corporation (the “Borrower”), each subsidiary of Borrower listed as a “Guarantor” on the signature pages hereto (together with Borrower and each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement referenced below, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, BLUE TORCH FINANCE LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”, and together with the Borrower, the Guarantors and Lenders, the “Parties” and each a “Party”). WHEREAS, reference is made to that certain Amended and Restated Limited Waiver to Financing Agreement, dated as of February 10, 2023 (as amended by that certain First Amendment to the Amended and Restated Limited Waiver to Financing Agreement, dated as of May 8, 2023, and that certain Second Amendment to the Amended and Restated Limited Waiver to Financing Agreement, dated as of July 14, 2023, and as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Limited Waiver Agreement”), by and among the Parties; and WHEREAS, the Parties wish to modify the Limited Waiver Agreement as hereinafter described. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Limited Waiver Agreement. 2. Amendment to the Limited Waiver Agreement. Section 2(a) of the Limited Waiver Agreement is hereby amended to (x) replace the text reading “July 28, 2023” contained therein with the text reading “August 28, 2023” and (y) replace the text reading “September 29, 2023” contained therein with the text reading “October 27, 2023”. 3. Conditions Precedent. This Amendment shall become effective on and as of the date on which the Agents shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Borrower, the Guarantors, the Agents and Lenders constituting the Required Lenders (such date, the “Amendment Effective Date”). Without

2 limitation of the foregoing, the Parties irrevocably agree that the Amendment Effective Date has occurred on and as of July 28, 2023. 4. Representations. Each Party represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized and that this Amendment constitutes its legal, valid and binding obligations. 5. Governing Law. This Amendment shall be governed by, construed and enforced under the same choice of law that governs the Limited Waiver Agreement. 6. Entire Agreement. This Amendment and the Limited Waiver Agreement constitute the entire agreement and understanding of the Parties with respect to their subject matter and supersede all oral communication and prior writings with respect thereto. 7. Limitation. Except for any amendment to the Limited Waiver Agreement made pursuant to this Amendment, all terms and conditions of the Limited Waiver Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment. All provisions of the Limited Waiver Agreement shall be deemed to be amended consistent with the terms of this Amendment. 8. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature [signature pages follow]

[Signature Page to Third Amendment to Amended and Restated Limited Waiver] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above. Borrower: TROIKA MEDIA GROUP, INC., as the Borrower By: Name: Derek McKinney Title: General Counsel Guarantors: TROIKA DESIGN GROUP, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA PRODUCTION GROUP, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA-MISSION HOLDINGS, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA IO, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel

[Signature Page to Third Amendment to Amended and Restated Limited Waiver] MISSION CULTURE LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel MISSION MEDIA USA, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA SERVICES, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA MISSION WORLDWIDE, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel CONVERGE DIRECT, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel CONVERGE DIRECT INTERACTIVE, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel

[Signature Page to Third Amendment to Amended and Restated Limited Waiver] CONVERGE MARKETING SERVICES, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel LACUNA VENTURES, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel CD ACQUISITION CORP, as a Guarantor By: Name: Derek McKinney Title: General Counsel

[Signature Page to Third Amendment to Amended and Restated Limited Waiver] Collateral Agent and Administrative Agent: BLUE TORCH FINANCE, LLC By: Blue Torch Capital LP, its managing member By: Name: Kevin Genda Title:

[Signature Page to Third Amendment to Amended and Restated Limited Waiver] Lenders: BLUE TORCH CREDIT OPPORTUNITIES FUND II LP, as a Lender By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS FUND II LLC, as a Lender By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS SBAF FUND LLC, as a Lender By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to Third Amendment to Amended and Restated Limited Waiver] BTC HOLDINGS KRS FUND LLC, as a Lender By: Blue Torch Credit Opportunities KRS Funding LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P., as a Lender By: Name: Kevin Genda, in his capacity as authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund Title: Managing Member